Non-current assets	12 Months Ended
Dec. 31, 2023
Non-current assets [abstract]
Non-current assets	Non-current assets
The detail of Non-current assets held for sale in the consolidated balance sheets is as follows:

EUR million
	2023	2022	2021
Tangible assets	2,991	3,435	4,089
Of which:
Foreclosed assets	2,773	3,101	3,651
Of which property assets in Spain	2,138	2,596	3,120
Other tangible assets held for sale	218	334	438
Other assets	23	18	—
Total	3,014	3,453	4,089
At 31 December 2023, the provisions recognised for the total non-current assets held for sale totalled EUR 2,956 million (EUR 3,425 million and EUR 3,811 million at 31 December 2022 and 2021, respectively). The charges recorded in those years amounted to EUR 139 million, EUR 204 million and EUR 239 million, respectively, and the recoveries during these exercises are amounted to EUR 88 million, EUR 110 million and EUR 98 million, respectively.